UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

Diplomat Pharmacy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Michigan	001-36677	38-2063100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 S. Saginaw St.

Flint, Michigan 48507

(Address of Principal Executive Offices)  (Zip Code)

(888) 720-4450

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Diplomat Pharmacy, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed on June 22, 2015 (the “Initial Report”), which disclosed the completion of the Company’s acquisition of all of the outstanding equity interests of Burman’s Apothecary, L.L.C., a Pennsylvania limited liability company (d/b/a/ Burman’s Specialty Pharmacy, “Burman’s”), pursuant to the terms of that certain Membership Interest Purchase Agreement, dated as of June 19, 2015, by and among the Company, Burman’s, certain direct and indirect equityholders of Burman’s and certain of Burman’s wholly owned subsidiaries.  As previously disclosed, the acquisition was completed on June 19, 2015.

The information previously reported in the Initial Report is hereby incorporated by reference into this Amendment No. 1.  This Amendment No. 1 is being filed solely to provide the information required by Item 9.01 of Form 8-K, and does not amend the Initial Report in any manner other than such Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired

Attached hereto as Exhibits 99.2 and 99.3 and incorporated herein by reference are the financial statements of Burman’s as follows:

•                  Audited financial statements of Burman’s Apothecary, L.L.C., Subsidiaries, and Affiliate as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012, including the Independent Auditor’s Report thereon

•                  Notes to audited financial statements

•                  Unaudited financial statements of Burman’s Apothecary, L.L.C., Subsidiaries, and Affiliate as of March 31, 2015, and for the three months ended March 31, 2015 and 2014

•                  Notes to unaudited financial statements

(b)         Pro Forma Financial Information

Attached hereto as Exhibit 99.4 and incorporated herein by reference are the unaudited pro forma combined consolidated financial statements of the Company, as follows:

•                  Unaudited pro forma combined consolidated statements of operations for the six months ended June 30, 2015 and year ended December 31, 2014

•                  Notes to unaudited pro forma combined consolidated statements of operations

(d)   Exhibits

No.	Description
23.1	Consent of Plante & Moran, PLLC
99.2	Audited financial statements of Burman’s Apothecary, L.L.C., Subsidiaries, and Affiliate as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012
99.3	Unaudited financial statements of Burman’s Apothecary, L.L.C., Subsidiaries, and Affiliate as of March 31, 2015, and for the three months ended March 31, 2015 and 2014
99.4	Unaudited pro forma combined consolidated statements of operations for the six months ended June 30, 2015 and year ended December 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diplomat Pharmacy, Inc.

By:	/s/ Sean M. Whelan
Sean M. Whelan
Chief Financial Officer

Date: September 3, 2015

EXHIBIT INDEX

No.	Description
23.1	Consent of Plante & Moran, PLLC
99.2	Audited financial statements of Burman’s Apothecary, L.L.C., Subsidiaries, and Affiliate as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013 and 2012
99.3	Unaudited financial statements of Burman’s Apothecary, L.L.C., Subsidiaries, and Affiliate as of March 31, 2015, and for the three months ended March 31, 2015 and 2014
99.4	Unaudited pro forma combined consolidated statements of operations for the six months ended June 30, 2015 and year ended December 31, 2014